Exhibit 99.1

STATUORY NOTICE Pursuant to Section 204(g) of

the Delaware General Corporation Law)

Notice is hereby given pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”), that on February 14, 2023, the Board of Directors (“Board”) of Berkeley Lights, Inc., a Delaware corporation (the “Company”), adopted resolutions approving the ratification of a potentially defective corporate act, as described below, pursuant to Section 204 of the DGCL.

In November 2022, as previously disclosed, the Company became aware that an unknown third-party (“Bad Actor”), impersonating a Company employee over e-mail through domain spoofing, fraudulently induced the Company’s transfer agent (the “Transfer Agent”) to issue and convey 3.3 million purported shares of the Company’s common stock (the “Purported Shares”). Working with the Transfer Agent, the Company has recovered approximately $9.2 million in cash. That amount is approximately equal to the trading value of the Purported Shares as of December 16, 2022. In addition, the Company engaged a third-party cybersecurity firm to conduct an independent investigation of the Company’s systems. The forensic investigators concluded that the Bad Actor never gained unauthorized access to the Company’s systems, and that the incident was not caused or otherwise facilitated by a breach of the Company’s systems.

The Board has determined that the issuance of the Purported Shares, even though it occurred without any involvement or knowledge by the Company, may be treated as a defective corporate act that involves the issuance of shares of putative stock (as defined in Section 204(h) of the DGCL) without proper Company authorization (the “Defective Act”). The Board determined that, given the uncertainty that the existence of untraceable Purported Shares would pose to the Company’s stockholder base as well as to important corporate acts that require stockholder action or participation, it is advisable and in the best interests of the Company and its stockholders to ratify the Defective Act. The Company’s Amended and Restated Certificate of Incorporation provides a sufficient number of authorized shares of the Company’s common stock to ratify the Defective Act.

A copy of the resolutions approving the ratification of the Defective Act is attached hereto as Exhibit A. The ratification of the Defective Act is not required to be submitted to the Company’s stockholders for approval under Section 204 of the DGCL and Nasdaq Listing Rules.

Any claim that the Defective Act ratified by Section 204 of the DGCL in the resolutions included herein are void or voidable due to a failure of authorization, or that the Court of Chancery of the State of Delaware should declare in its discretion that the ratification not be effective or effective only on certain conditions must be brought within 120 days from the date of this notice, June 14, 2023.

EXHIBIT A

RESOLUTIONS OF

THE BOARD OF DIRECTORS OF BERKELEY LIGHTS, INC.

Ratification of Defective Act and Stock

WHEREAS, in November 2022, the Company became aware that an unknown third-party, impersonating a Company employee over e-mail through domain spoofing, fraudulently induced the Company’s transfer agent to issue and convey 3.3 million purported shares of the Company’s common stock, $0.00005 par value per share (the “Purported Shares”);

WHEREAS, the Company believes the Purported Shares were subsequently sold on the open market approximately between October 7, 2022, and November 3, 2022;

WHEREAS, the Company has been advised that the processes used to transact securities on the public markets do not currently allow for the tracing of the Purported Shares;

WHEREAS, as a result of the foregoing, the Board has determined that the issuance of the Purported Shares, even though it occurred without any involvement or knowledge by the Company, may be treated as a defective corporate act that involves the issuance of shares of putative stock (as defined in Section 204(h) of the Delaware General Corporation Law (the “General Corporation Law”)) (the “Defective Act”) without proper Company authorization;

WHEREAS, the Company’s Amended and Restated Certificate of Incorporation provides a sufficient number of authorized shares of the Company’s common stock to ratify the Defective Act;

WHEREAS, the Board has determined that, at this time, given the uncertainty that the existence of untraceable Purported Shares would pose to the Company’s stockholder base as well as to important corporate acts that require stockholder action or participation, it is advisable and in the best interests of the Company and its stockholders to ratify the Defective Act and, in connection therewith, to deliver proper notice in the form prescribed by Section 204 of the General Corporation Law in respect thereof, pursuant to and in accordance with Section 204 of the General Corporation Law;

WHEREAS, the ratification of the Defective Act is not required to be submitted to the Company’s stockholders for approval under Section 204 of the General Corporation Law and the Nasdaq Listing Rules;

WHEREAS, any claim that the Defective Act being ratified under Section 204 of the General Corporation Law is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the General Corporation Law not be effective or be effective only on certain conditions must be brought within the later of 120 days from the validation effective time in respect of the Defective Act (which shall be the time at which the notice of the Defective Act is given under the General Corporation Law).

NOW, THEREFORE, BE IT RESOLVED, that the Defective Act is the defective corporate act to be ratified hereby.

RESOLVED, FURTHER, the Company believes that the date and time of the Defective Act is approximately between October 7, 2022, and November 3, 2022.

RESOLVED, FURTHER, the number and type of shares of putative stock issued in the Defective Act is 3.3 million purported shares of the Company’s common stock and the Company believes the date or dates upon which such putative shares were purported to have been issued is approximately between October 7, 2022, and November 3, 2022.

RESOLVED, FURTHER, that the nature of the failure of authorization in respect of the Defective Act is the lack of any Board authorization for the fraudulent issuance of the Purported Shares.

RESOLVED, FURTHER, that, pursuant to and in accordance with Section 204 of the General Corporation Law, the ratification of the Defective Act be, and hereby is, approved, adopted and confirmed in all respects.

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to deliver a notice of the ratification of the Defective Act in the form and containing the information required by Section 204 of the General Corporation Law.

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to prepare, execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents, including those that may be deemed advisable or may be required under the rules and regulations of the U.S. Securities and Exchange Commission, any applicable state or other securities law, or the rules and regulations of Nasdaq, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents.

Actions in Furtherance of Ratification

WHEREAS, any claim that the Defective Act being ratified under Section 204 of the General Corporation Law is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the General Corporation Law not be effective or be effective only on certain conditions must be brought within the later of 120 days from the relevant validation effective time (which in this case shall be the time at which the notice of the Defective Act is given under the General Corporation Law) and the time at which the notice, if any, required by Section 204(g) is given.

RESOLVED, FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to prepare, execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents, including those that may be deemed advisable or may be required under the rules and regulations of the U.S. Securities and Exchange Commission, any applicable state or other securities law, or the rules and regulations of Nasdaq, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents.